Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tivity Health, Inc. (the "Company") on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard M. Ashworth, Chief Executive Officer of the Company, and Adam C. Holland, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard M. Ashworth Richard M. Ashworth Chief Executive Officer February 25, 2022

/s/ Adam C. Holland Adam C. Holland Chief Financial Officer February 25, 2022